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                                                                  EXHIBIT 99.1



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

August 25, 1998

Commissioners:

We have read the statements made by ErgoBilt, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of August 1998. We agree with the statements concerning our firm in such Form 8-K. We have no basis to agree or disagree with the registrant's statements regarding KPMG Peat Marwick, L.L.P.


Very truly yours,

/s/ PriceWaterhouseCoopers LLP